UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of the earliest event reported)

September 5, 2006

Sunset Financial Resources, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	001-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10245 Centurion Parkway North, Suite 305, Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)

(904) 425-4099

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 5, 2006, Sunset Financial Resources, Inc. (Sunset) and Alesco Financial Trust (Alesco) and signed a letter agreement in which they agreed that (1) Sunset would solicit the vote of its stockholders for the merger contemplated by the Amended and Restated Agreement and Plan of Merger dated as of July 20, 2006 by means of a proxy statement on Schedule 14A rather than a Registration Statement on Form S-4, (2) Sunset would file a shelf registration statement to register the resale of the Sunset shares to be issued to the Alesco shareholders in the merger and (3) the closing of the merger would be conditioned on the effectiveness of the shelf registration statement.

The above summary is qualified in its entirety by the full text of the letter agreement, which is filed herewith as Exhibit 2.1 and incorporated herein by reference.

Item	9.01 Financial Statements and Exhibits.

Exhibit No.	Title

2.1	Letter Agreement among Alesco Financial Trust, Jaguar Acquisition Inc. and Sunset Financial Resources, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2006

SUNSET FINANCIAL RESOURCES, INC.

By:	/s/ Stacy M. Riffe
Stacy M. Riffe
Chief Executive Officer